UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   April 1, 2005

TRANSAX INTERNATIONAL LIMITED

(Exact Name of Registrant as Specified in Charter)

Colorado	00-27845	84-1304106
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8thFloor 5201 Blue Lagoon Drive, Miami, FL	33126
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(305) 629-3090

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2005, Transax International Limited, a Colorado corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Scott and Heather Grimes, Joint Tenants – with Rights of Survivorship (the “Investor”). This Amendment No. 1 to the Company’s Current Report on Form 8-K originally filed with the SEC on February 22, 2006 is being filed for the purpose of filing fully executed Exhibits relating to the Securities Purchase Agreement and the Warrant described herein below.

Pursuant to the Securities Purchase Agreement, the Company issued convertible debentures to the Investor in the original principal amount of $250,000 (the “Debentures”). The Debentures are convertible at the holder’s option any time up to maturity at a conversion price equal to the lower of: (i) 120% of the closing bid price of the common stock on the date of the debentures or (ii) 80% of the lowest closing bid price of the Company’s common stock for the five (5) trading days immediately preceding the conversion date. The Debentures have a two (2) year term and accrue interest at 5% per year. At maturity, the Debentures will automatically convert into shares of common stock at a conversion price equal to the lower of: (i) 120% of the closing bid price of the Company’s common stock on the date of the Debentures or (ii) 80% of the lowest closing bid price of the common stock for five (5) trading days immediately preceding the conversion date.

On February 1, 2006, the Company and the Investor mutually agreed to extend the term of the Debentures until December 1, 2007. In addition, the Company issued a warrant (the “Warrant”) to purchase 400,000 shares of the Company’s common stock. The Warrant has a term of two (2) years and is exercisable at $0.20 per share. The Company agreed to register 3,571,429 shares of its common stock underlying the conversion of the Debentures and the exercise of the Warrant not later than thirty (30) days after the Company files its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit	Description	Location
Exhibit 10.1	Securities Purchase Agreement, dated as of April 1, 2005, by and between the Company and Scott and Heather Grimes, Joint Tenants with Rights of Survivorship (fully executed version)	Provided herewith
Exhibit 10.2	Convertible Debenture, dated as of April 1, 2005, issued to Scott and Heather Grimes, Joint Tenants with Rights of Survivorship (fully executed version)	Provided herewith
Exhibit 10.3	Investor Registration Rights Agreement, dated as of April 1, 2005, by and between the Company and Scott and Heather Grimes, Joint Tenants with Rights of Survivorship (fully executed version)	Provided herewith
Exhibit 10.4	Warrant, dated February 1, 2006 (fully executed version)	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2006	TRANSAX INTERNATIONAL LIMITED

By: /s/ Stephen Walters
Name: Stephen Walters
Title: President, Chief Executive Officer and Director